SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: April 16, 1999




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)

        MINNESOTA                 0-21534                  41-1663712
    -----------------      ---------------------      ---------------------
    (State or other        (Commission File No.)      (IRS Employer ID No.)
    jurisdiction
    of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 925-8840
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on April 16,1999, and attached hereto as an exhibit, relating to the Registrant's purchase of 225,000 shares of Harmony Holdings, Inc. Common Stock.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, for the year ended December 31, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated April 16, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 1999                       CHILDREN'S BROADCASTING CORPORATION



                                      BY:     /s/ James G. Gilbertson
                                              ---------------------------------
                                              James G. Gilbertson
                                      ITS:    Chief Operating Officer and
                                                 Chief Financial Officer






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                                 EXHIBIT INDEX

99.1     Press Release dated April 16, 1999.